Exhibit n(xii) Under Form N-1A
                                               Exhibit 99 Under Item 601/Reg S-K
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                          Institutional shares exhibit To
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                                Multiple Class Plan

1.    SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Shares will consist of sales by financial intermediaries in consideration of a shareholder service fee paid by Federated Shareholder Services Co., and when indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive additional payments for distribution and administrative services under a 12b-1 plan. In connection with this arrangement, Institutional Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Institutional Shares
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Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Institutional Shares as described in Section 3 of the Plan

2.    CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Institutional Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange Rights:   Institutional Shares may be exchanged for
                   Institutional Shares of any other Fund.  Additionally,
                   Institutional Shares issued in exchange for Class A
                   Shares or Class F Shares may be exchanged back into Class A Shares or Class F Shares, respectively.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


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                                 Schedule of Funds
                           Offering institutional Shares
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The Funds set forth on this  Schedule  each  offer  Institutional  Shares on the terms set forth in the Institutional Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

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    Multiple Class Company                  Series               12b-1
                                                                   Plan
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Federated Adjustable Rate                                        None
Securities Fund (formerly:
Federated ARMs Fund)
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Federated Fixed Income         Federated Municipal Ultrashort    None
Securities, Inc.               Fund
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Federated GNMA Trust                                             None
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Federated Income Securities    Federated Intermediate Income     None
Trust                          Fund
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                               Federated Short-Term Income Fund  None
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Federated Income Trust                                           None
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Federated Index Trust          Federated Max-Cap Fund            None
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                               Federated Mini-Cap Fund           None
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Federated Institutional Trust  Federated Government UltraShort   None
                               Fund
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Federated Limited Duration                                       None
Government Fund, Inc.
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Federated Managed Allocation   Federated Managed Growth          None
Portfolios                     Portfolio
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                               Federated Managed Moderate        None
                               Growth Portfolio
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                               Federated Managed Conservative    None
                               Growth Portfolio
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                               Federated Managed Income          None
                               Portfolio
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Federated Short-Term                                             None
Municipal Trust
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Federated Total Return                                           None
Government Bond Fund
(formerly: Federated U.S.
Government Securities Fund:
5-10 Years)
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Federated Total Return         Federated Limited Duration Fund   None
Series, Inc.
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                               Federated Mortgage Fund           None
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                               Federated Total Return Bond Fund  None
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                               Federated Ultrashort Bond Fund    None
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Federated U.S. Government                                        None
Securities Fund:  1-3 Years
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Federated U.S. Government                                        None
Securities Fund:  2-5 Years
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Money Market Obligations Trust Automated Cash Management Trust   None
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                               California Municipal Cash Trust   None
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                               Florida Municipal Cash Trust      0.25%
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                               Government Obligations Fund       None
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                               Government Obligations            None
                               Tax-Managed Fund
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                               Michigan Municipal Cash Trust     None
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                               Minnesota Municipal Cash Trust    None
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                               Municipal Obligations Fund        None
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                               New Jersey Municipal Cash Trust   None
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                               Ohio Municipal Cash Trust         None
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                               Pennsylvania Municipal Cash Trust None
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                               Prime Cash Obligations Fund       None
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                               Prime Obligations Fund            None
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                               Prime Value Obligations Fund      None
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                               Tax-Free Obligations Fund         None
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                               Treasury Obligations Fund         None
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                               U.S. Treasury Cash Reserves       None
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                               Virginia Municipal Cash Trust     None
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